LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL INTERNATIONAL
  OPPORTUNITIES FUND

July 1, 1999

Dear Shareholder:

We are pleased to report that the J.P. Morgan Institutional International Opportunities Fund delivered a solid return of 9.79% for the six months ended May 31, 1999, exceeding both its benchmark, the MSCI All Country World Index Free ex-U.S., and the Lipper International Equity Funds Average.

The fund's net asset value on May 31 rose to $10.80 per share from $10.11 per share on November 30, 1998, after paying a current income dividend of $0.27. The fund's net assets stood at approximately $278 million on May 31 while the total net assets of The International Opportunities Equity Portfolio, in which the fund invests, totaled almost $326 million.

Included in this report is an interview with Nigel F. Emmett, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS. . . . 1    FUND FACTS AND HIGHLIGHTS . . . . . 5
FUND PERFORMANCE. . . . . . . . . 2    FINANCIAL STATEMENTS. . . . . . . . 8
PORTFOLIO MANAGER Q&A . . . . . . 3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                         TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                    ---------------------     ----------------------------
                                                    THREE        SIX          ONE              SINCE
AS OF MAY 31, 1999                                  MONTHS       MONTHS       YEAR             INCEPTION*
-------------------------------------------------------------------------     ----------------------------
J.P. Morgan Institutional International
   Opportunities Fund                                8.43%        9.79%       0.32%              5.38%
MSCI All Country World Index Free ex-U.S             4.90%        5.97%       4.32%              8.32%
MSCI All Country World Index ex-U.S                  5.29%        6.44%       4.71%              8.18%
Lipper International Equity Funds Average            3.83%        4.98%      -1.23%              8.27%

AS OF MARCH 31, 1999
-------------------------------------------------------------------------     ----------------------------
J.P. Morgan Institutional International
   Opportunities Fund                                3.93%       26.89%      -3.38%              4.79%
MSCI All Country World Index Free ex-U.S             2.37%       23.28%       3.09%              8.98%
MSCI All Country World Index ex-U.S                  2.60%       23.45%       2.96%              8.69%
Lipper International Equity Funds Average            1.54%       18.22%       0.02%              8.96%

*THE FUND COMMENCED OPERATIONS ON FEBRUARY 26, 1997, AND HAS PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 5.18% FROM THAT DATE THROUGH MAY 31, 1999. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM FEBRUARY 28, 1997, THE FIRST DATE WHEN DATA FOR THE FUND'S BENCHMARK AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

PRIOR TO SEPTEMBER 1, 1998, THE BENCHMARK WAS THE MSCI ALL COUNTRY WORLD INDEX EX-U.S. COMMENCING SEPTEMBER 1, 1998, THE BENCHMARK IS THE MSCI ALL COUNTRY WORLD INDEX FREE EX-U.S. THE MSCI ALL COUNTRY WORLD INDEX FREE EX-U.S. IS AN UNMANAGED INDEX THAT MEASURES DEVELOPED AND EMERGING FOREIGN STOCK MARKET PERFORMANCE. IT DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX IS AN UNMANAGED INDEX THAT MEASURES DEVELOPED AND EMERGING FOREIGN STOCK MARKET PERFORMANCE. IT DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with NIGEL F. EMMETT, vice president, and a member of the portfolio management team of the J.P. Morgan International Opportunities Portfolio. Nigel joined J.P. Morgan in 1997. Previously, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a B.A. degree in Economics from Manchester University and is an Associate Member of the Institute of Investment Management and Research (AIIMR), and is a Chartered Financial Analyst. This interview was conducted on June 14, 1999, and reflects his views on that date.

THE FUND OUTPERFORMED ITS COMPETITION AND ITS INDEX. HOW DID YOU DO IT?

NFE: We outperformed mostly due to stock selection - we owned more of the undervalued stocks that the market began to favor over the last six months. At Morgan, we have fundamental, in-house analysts who look for attractively priced securities. We have a slight bias toward value. Last year, the financial markets were more interested in growth stocks and were very narrow in their focus. But early this year, the market leadership broadened and value stocks came back into favor. Investors have begun to question the valuations of many "growth" companies.

WHERE WERE THE BRIGHT SPOTS WORLDWIDE?

NFE: We don't select stocks by the country in which they are located. We look for the best values internationally, regardless of location. But the Japanese market clearly was stronger than most others in the last six months. Foreign buyers were optimistic that the focus there was on restructuring. Although the world's second largest economy still has its problems, the situation is slowly improving. In Brazil, investors were surprised at the resilience of the economy after the local currency devaluation. Economic growth continued to be strong in the U.S. and rebounded nicely in Asia. The United Kingdom's economy seems to be headed for a soft landing, while Continental Europe is starting to show some signs of a pickup in the second half of this year.

IF YOU DON'T SELECT STOCKS BY COUNTRIES, THEN HOW DO YOU SELECT THEM?

NFE: We hold exposure to each industrial sector, but look to purchase the most undervalued companies within each sector. Take YPF, for example. We did not buy it because it was the largest stock in Argentina. We bought it because it was an attractively priced, well-managed oil company. We wanted to own stock in an oil company, but we are not restricted on where the company might be located. So after looking at all the major oil companies internationally, one of our choices was YPF. We bought it because it was priced right -- it happened to be located in Argentina. The subsequent bid for the company by Repsol of Spain simply confirmed that we had made the right decision.

YOU SAID JAPAN DID WELL. TELL US WHAT WORKED THERE.

NFE: We've actually been underweight Japan versus the benchmark, but we have purchased a number of attractive Japanese companies which have served us well, including Yamanouchi Pharmaceutical, which announced in May that it had been able to extend patents on its drug Gaster (sold under the name of Pepsid in the U.S.), which represents 50% of its profits. The company is a global competitor, with a strong new product pipeline that includes treatments for asthma, hypertension, diabetes and osteoporosis.

EUROPEAN RESTRUCTURING HAS PRESENTED OPPORTUNITIES IN BANK STOCKS, RIGHT?

NFE: Yes. Last year, European mergers and acquisitions totaled $570 billion on the continent. In the first quarter of this year, we already have $350 billion. One banking merger attracted a lot of attention because it involved three different French institutions. At first, Societe Generale and Paribas announced plans to merge. Their share prices did not benefit from the news. But when Banque Nationale de Paris (BNP) bid for both of them, prices increased dramatically.

Also in Europe, we owned a stock that fared poorly last year but has risen nicely this year -- Phillips Electronics, the Dutch consumer electronics company.

AND BRAZIL?

NFE: Tele Norte Leste, which provides local telecommunications services to the northern and eastern regions of Brazil, rose sharply after foreign investors regained confidence in the country's currency and economy. Tele Norte Leste remains attractively valued when compared with other global telecommunications companies. It is the only provider left in Brazil that does not have a major international partner.

WHAT IS YOUR OUTLOOK?

NFE: We're optimistic. International markets are attractively priced when compared with the U.S. European markets have not performed particularly well this year due to concerns over weakness in the region's largest economies; however, we expect economic growth to improve later in the year, helped by stronger export demand and the increased competitiveness of the euro. In Japan, we expect the authorities to take every step possible to sustain a recovery in the domestic economy. Corporate restructuring is underway, albeit slowly, and the outlook for the equity market is less troubling than has been the case for most of the last 10 years. And, within emerging markets the economic recovery still seems to be moving forward. As we explained earlier, we construct this portfolio stock by stock, focusing on undervalued, attractively priced companies. We believe there are still plenty of opportunities in international markets.

FUND FACTS

INVESTMENT OBJECTIVE

J.P. Morgan Institutional International Opportunities Fund seeks to provide a high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets. It is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S.equity securities that seeks to outperform the MSCI All Country World Index Free ex-U.S. As an international investment, the fund is subject to foreign market, political, and currency risks.

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
2/26/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 5/31/99
$278,137,368

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 5/31/99
$326,101,168

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/99

EXPENSE RATIO
The fund's current annualized expense ratio of 1.00% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

//  EUROPE/AFRICA 65.7%
//  JAPAN 17.2%
//  ASIA PACIFIC EX-JAPAN 10.2%
//  LATIN AMERICA 4.2%
//  CANADA 0.7%
//  OTHER 2.0%

LARGEST PORTFOLIO                                                     % OF TOTAL
HOLDINGS (EXCLUDING SHORT-TERM INVESTMENTS)                          INVESTMENTS
--------------------------------------------------------------------------------
IBERDROLA SA (SPAIN)                                                     2.3%
PHILIPS ELECTRONICS NV (NETHERLANDS)                                     2.3%
NEWS CORP. LTD. (AUSTRALIA)                                              1.8%
VEBA AG (GERMANY)                                                        1.7%
SCHWEIZERISCHE RUECKVERSICHERUNGS-
  GESELLSCHAFT (SWITZERLAND)                                             1.6%
TELEFONICA SA (SPAIN)                                                    1.6%
DDI CORP. (JAPAN)                                                        1.6%
ROCHE HOLDING AG (SWITZERLAND)                                           1.5%
UBS AG (SWITZERLAND)                                                     1.5%
SOCIETE GENERALE (FRANCE)                                                1.5%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS AN INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. AN INVESTMENT IN THE FUND WILL FLUCTUATE AND MAY LOSE VALUE.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell securities. Opinions expressed herein are based on current market conditions and are subject to change without notice.The fund invests in foreign securities which are subject to special risks including economic and political uncertainty and currency fluctuations; prospective investors should refer to the fund's prospectus for a discussion of these risks. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
MAY 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The International Opportunities
  Portfolio ("Portfolio"), at value                $275,798,821
Receivable for Shares of Beneficial Interest Sold     1,919,000
Foreign Tax Reclaim Receivable                          497,071
Deferred Organization Expenses                            7,976
Receivable for Expense Reimbursements                     5,219
Prepaid Administration Fee                                  445
Prepaid Expenses and Other Assets                         2,123
                                                   ------------
    Total Assets                                    278,230,655
                                                   ------------
LIABILITIES
Shareholder Servicing Fee Payable                        24,380
Administrative Services Fee Payable                       6,293
Accrued Trustees' Fees                                      807
Fund Services Fee Payable                                   257
Accrued Expenses                                         61,550
                                                   ------------
    Total Liabilities                                    93,287
                                                   ------------
NET ASSETS
Applicable to 25,765,194 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $278,137,368
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $10.80
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $277,092,484
Undistributed Net Investment Income                     809,943
Accumulated Net Realized Loss on Investment         (27,828,090)
Net Unrealized Appreciation of Investment            28,063,031
                                                   ------------
    Net Assets                                     $278,137,368
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED MAY 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $524,592)                                $ 2,989,811
Allocated Interest Income (Net of Foreign
  Withholding Tax of $1,317)                                      213,194
Allocated Portfolio Expenses                                   (1,175,280)
                                                              -----------
    Net Investment Income Allocated from
      Portfolio                                                 2,027,725
FUND EXPENSES
Shareholder Servicing Fee                          $139,887
Administrative Services Fee                          36,567
Interest Expense                                     18,094
Registration Fees                                    14,657
Professional Fees                                     7,094
Fund Services Fee                                     3,116
Administration Fee                                    2,105
Trustees' Fees and Expenses                           1,676
Amortization of Organization Expenses                 1,196
Miscellaneous                                        31,145
                                                   --------
    Total Fund Expenses                             255,537
Less: Reimbursement of Expenses                     (22,513)
                                                   --------
NET FUND EXPENSES                                                 233,024
                                                              -----------
NET INVESTMENT INCOME                                           1,794,701
NET REALIZED GAIN ON INVESTMENT                                 6,128,777
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT                                                   18,193,923
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $26,117,401
                                                              -----------
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED    FOR THE FISCAL
                                                   MAY 31, 1999      YEAR ENDED
                                                   (UNAUDITED)    NOVEMBER 30, 1998
                                                   ------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $  1,794,701   $      4,221,849
Net Realized Gain (Loss) on Investment                6,128,777        (26,883,314)
Net Change in Unrealized Appreciation of
  Investment                                         18,193,923         17,183,894
                                                   ------------   -----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                      26,117,401         (5,477,571)
                                                   ------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (7,774,282)        (2,837,563)
                                                   ------------   -----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold     44,793,343        282,037,575
Reinvestment of Dividends                             2,627,504            896,069
Cost of Shares of Beneficial Interest Redeemed     (111,544,892)      (161,929,534)
                                                   ------------   -----------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                 (64,124,045)       121,004,110
                                                   ------------   -----------------
    Total Increase (Decrease) in Net Assets         (45,780,926)       112,688,976
NET ASSETS
Beginning of Period                                 323,918,294        211,229,318
                                                   ------------   -----------------
End of Period (including undistributed net
  investment income of
  $809,943 and $6,789,524, respectively)           $278,137,368   $    323,918,294
                                                   ------------   -----------------
                                                   ------------   -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                        FOR THE PERIOD
                                                   FOR THE SIX                         FEBRUARY 26, 1997
                                                   MONTHS ENDED    FOR THE FISCAL      (COMMENCEMENT OF
                                                   MAY 31, 1999      YEAR ENDED       OPERATIONS) THROUGH
                                                   (UNAUDITED)    NOVEMBER 30, 1998    NOVEMBER 30, 1997
                                                   ------------   -----------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $     10.11    $           9.94    $            10.00
                                                   ------------   -----------------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.07(c)             0.22                  0.07
Net Realized and Unrealized Gain (Loss) on
  Investment                                              0.89(c)             0.05                 (0.13)
                                                   ------------   -----------------   -------------------
Total from Investment Operations                          0.96(c)             0.27                 (0.06)
                                                   ------------   -----------------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                    (0.27)              (0.10)                   --
                                                   ------------   -----------------   -------------------

NET ASSET VALUE, END OF PERIOD                     $     10.80    $          10.11    $             9.94
                                                   ------------   -----------------   -------------------
                                                   ------------   -----------------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                              9.79%(a)             2.69%               (0.60%)(a)
Net Assets, End of Period (in thousands)           $   278,137    $        323,918    $          211,229
Ratios to Average Net Assets
  Net expenses (excluding Interest Expense)               1.00%(b)             0.99%                0.99%(b)
  Net Investment Income                                   1.28%(b)             1.13%                1.35%(b)
  Expenses without Reimbursement and including
    Interest Expense                                      1.02%(b)             1.02%                1.17%(b)
  Interest Expense                                        0.01%(b)               --                   --

------------------------
(a) Not Annualized.

(b) Annualized.

(c) Based on average daily shares outstanding throughout the period.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
MAY 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional International Opportunities Fund (the "fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on February 26, 1997.

The fund invests all of its investable assets in The International Opportunities Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (approximately 85% at May 31, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1 of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gain, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $12,000. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended May 31, 1999, the fee for these services amounted to $2,105.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended May 31, 1999, the fee for these services amounted to $36,567.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.00% of the average daily net assets of the fund until further notification. For the six months ended May 31, 1999, J.P. Morgan has agreed to reimburse the fund $22,513 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the six months ended May 31, 1999, the fee for these services amounted to $139,887.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $3,116 for the six months ended May 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------
      shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $600.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE SIX
                                                   MONTHS ENDED    FOR THE FISCAL
                                                   MAY 31, 1999      YEAR ENDED
                                                   (UNAUDITED)    NOVEMBER 30, 1998
                                                   ------------   -----------------
Shares sold......................................     4,252,693         27,279,005
Reinvestment of dividends........................       268,660             90,629
Shares redeemed..................................   (10,810,398)       (16,572,045)
                                                   ------------   -----------------
Net Increase (Decrease)..........................    (6,289,045)        10,797,589
                                                   ------------   -----------------
                                                   ------------   -----------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has renewed the Agreement and will continue its participation therein for an additional 364 days until May 23, 2000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowing outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% (0.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocated to the funds in accordance with procedures established by their respective trustees. There were no outstanding borrowings pursuant to the Agreement at May 31, 1999. The average daily balance outstanding for the six months ended May 31, 1999 was $703,296 at a weighted average interest rate of 5.17%.

The International Opportunities Portfolio
Semiannual Report May 31, 1999
(The following pages should be read in conjunction with the J.P. Morgan Institutional International Opportunities Fund
Semiannual Financial Statements)

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
COMMON STOCK (90.2%)
ARGENTINA (1.0%)
YPF Sociedad Anonima (Spon. ADR)
  (Oil-Production)(s)............................        81,880   $   3,449,195
                                                                  -------------

AUSTRALIA (1.4%)
Australia & New Zealand Banking Group Ltd.
  (Banking)(s)...................................       364,400       2,649,630
North Ltd. (Metals & Mining)(s)..................     1,052,500       1,913,066
                                                                  -------------
                                                                      4,562,696
                                                                  -------------

AUSTRIA (0.7%)
Bank Austria AG (Banking)(s).....................        42,732       2,193,841
                                                                  -------------
BELGIUM (0.5%)
PetroFina SA (Oil-Production)(s).................         2,900       1,567,686
                                                                  -------------

CANADA (0.7%)
Royal Bank of Canada (Banking)(s)................        47,900       2,196,625
                                                                  -------------

CHILE (0.4%)
Enersis SA (Spon. ADR) (Electric)(s).............        72,600       1,424,775
                                                                  -------------

DENMARK (0.9%)
Danisco A/S (Food, Beverages & Tobacco)(s).......        59,300       2,854,125
                                                                  -------------

FINLAND (2.3%)
Rautaruukki OYJ, K Shares (Metals & Mining)(s)...       481,700       2,971,660
Sampo Insurance Co. Ltd., A Shares
  (Insurance)(s).................................        56,000       1,698,073
Stora Enso OYJ, R Shares (Forest Products &
  Paper)(s)......................................       276,664       2,807,517
                                                                  -------------
                                                                      7,477,250
                                                                  -------------

FRANCE (12.5%)
Carrefour SA (Retail)(s).........................        23,070       3,034,580
Christian Dior SA (Retail)(s)....................        23,100       3,282,478
Compagnie de Saint Gobain SA (Building
  Materials)(s)..................................         8,935       1,406,052
Compagnie Financiere de Paribas (Financial
  Services)(s)...................................        42,100       4,578,106

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
FRANCE (CONTINUED)

Elf Aquitaine SA (Oil-Services)(s)...............        29,944   $   4,345,800
Groupe Danone (Food, Beverages & Tobacco)(s).....         6,209       1,713,942
Lagardere S.C.A. (Multi - Industry)(s)...........        31,783       1,244,564
Rhodia SA (Chemicals)(s)+........................       172,500       2,941,802
Sanofi-Synthelabo SA (Pharmaceuticals)(s)........        73,072       3,086,759
Societe Generale (Banking)(s)....................        25,853       4,709,009
STMicroelectronics NV (Electronics)(s)...........        34,459       3,999,411
Total SA, B Shares (Oil-Services)(s).............        33,400       4,068,580
Vivendi (Utilities)(s)...........................        33,879       2,515,124
                                                                  -------------
                                                                     40,926,207
                                                                  -------------

GERMANY (7.4%)
Bayerische Hypo-Und Vereinsbank AG
  (Banking)(s)...................................        24,381       1,320,540
Hoechst AG (Holding Companies)(s)................       101,700       4,540,663
Merck KGaA (Pharmaceuticals)(s)..................        36,900       1,271,312
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)(s).................................        14,684       2,518,017
Munchener Rueckversicherungs-Gesellschaft AG -
  New Shares (Insurance)(s)+.....................        11,384       1,928,325
RWE AG (Utilities)(s)............................        91,500       4,099,608
Schering AG (Pharmaceuticals)(s).................        25,180       2,698,671
VEBA AG (Utilities)(s)...........................        92,775       5,306,262
Volkswagen AG (Automotive)(s)....................         7,520         467,062
                                                                  -------------
                                                                     24,150,460
                                                                  -------------

HONG KONG (2.7%)
Cheung Kong Holdings Ltd. (Real Estate)(s).......       220,000       1,787,351
Hongkong Electric Holdings Ltd. (Electric)(s)....     1,115,000       3,494,039
New World Development Co. Ltd. (Real
  Estate)(s).....................................     1,447,000       3,536,098
                                                                  -------------
                                                                      8,817,488
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
INDIA (0.4%)
Reliance Industries Ltd. (GDR) (Chemicals)(s)....       139,700   $   1,229,360
                                                                  -------------

ITALY (0.7%)
Bayerische Vita SPA (Insurance)(s)...............       139,300         639,420
Mediaset SPA (Broadcasting & Publishing)(s)......       198,000       1,608,632
                                                                  -------------
                                                                      2,248,052
                                                                  -------------
JAPAN (16.6%)
Asahi Breweries Ltd. (Food, Beverages &
  Tobacco)(s)....................................       119,000       1,513,847
DDI Corp. (Telecommunications)(s)................         1,080       4,987,915
Fanuc Ltd. (Machinery)(s)........................        84,200       3,630,872
Fujitsu Ltd. (Computer Systems)(s)...............       223,000       3,728,356
Honda Motor Co. Ltd. (Automotive)(s).............        37,000       1,518,954
Ito-Yokado Co. Ltd. (Retail)(s)..................        37,000       2,207,995
Mitsubishi Chemical Corp. (Chemicals)(s).........     1,310,000       3,719,003
Mitsubishi Corp. (Wholesale & International
  Trade)(s)......................................       697,000       4,240,150
Mitsui Trust & Banking Co. Ltd. (Banking)(s).....     1,062,000       1,608,558
Rohm Co. Ltd. (Electronics)(s)...................        33,000       4,323,704
Shohkoh Fund & Co. Ltd. (Financial
  Services)(s)...................................         3,800       2,126,138
Sony Corp. (Electronics)(s)......................        30,100       2,830,127
Sumitomo Bakelite Co. Ltd. (Chemicals)(s)........        23,000         175,137
Suzuki Motor Corp. (Automotive)(s)...............       124,000       1,761,165
Taiheiyo Cement Corp. (Building Materials)(s)....       724,000       1,935,540
Takeda Chemical Industries (Chemicals)(s)........        86,100       3,826,824
Tostem Corp. (Construction & Housing)(s).........       173,000       3,329,125
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
JAPAN (CONTINUED)

West Japan Railway Co. (Railroads)(s)............           529   $   2,123,531
Yamanouchi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(s)...........................       128,000       4,417,811
                                                                  -------------
                                                                     54,004,752
                                                                  -------------

MEXICO (1.1%)
Grupo Televisa SA (Spon. GDR) (Broadcasting &
  Publishing)(s)+................................        85,100       3,558,244
                                                                  -------------

NETHERLANDS (7.0%)
ABN Amro Holding NV (Banking)(s).................       156,138       3,469,269
Akzo Nobel NV (Chemicals)(s).....................        43,500       1,810,267
ING Groep NV (Financial Services)(s).............        27,000       1,446,865
Laurus NV (Retail)(s)............................       156,940       3,610,163
Philips Electronics NV (Electronics)(s)..........        84,400       7,258,532
Unilever NV (Food, Beverages & Tobacco)(s).......         4,375         291,628
Vedior NV (Business & Public Services)(s)........        72,207       1,340,134
Vendex NV (Retail)(s)............................        84,400       2,470,989
Wolters Kluwer NV (Broadcasting &
  Publishing)(s).................................        25,716       1,036,569
                                                                  -------------
                                                                     22,734,416
                                                                  -------------

NEW ZEALAND (0.3%)
Fletcher Challenge Paper Division Ltd. (Forest
  Products & Paper)(s)...........................     1,080,000         920,651
                                                                  -------------

NORWAY (1.1%)
Sparebanken NOR (Banking)(s).....................        99,760       1,890,964
Stolt - Nielsen SA (Spon. ADR)
  (Transportation)(s)............................       121,410       1,733,887
                                                                  -------------
                                                                      3,624,851
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
PAKISTAN (0.0%)
Pakistan Telecommunications Corp. (GDR)
  (Telecommunication Services)(s)+...............           953   $      42,885
                                                                  -------------

PHILIPPINES (0.6%)
First Philippine Holdings Corp., Class B (Multi -
  Industry)(s)...................................     1,491,920       1,882,052
                                                                  -------------
PORTUGAL (1.3%)
Banco Pinto & Sotto Mayor SA (Banking)(s)........       117,519       2,334,706
Portugal Telecom SA (Telecommunications)(s)......        39,900       1,810,644
                                                                  -------------
                                                                      4,145,350
                                                                  -------------

RUSSIA (1.0%)
Surgutneftegaz (Spon. ADR) (Oil-Production)(s)...       464,500       3,425,688
                                                                  -------------

SINGAPORE (1.2%)
Natsteel Electronics Ltd. (Electronics)(s).......       240,300         801,128
Overseas Union Bank Ltd. (Banking)(s)............       586,300       3,008,454
                                                                  -------------
                                                                      3,809,582
                                                                  -------------

SOUTH AFRICA (1.8%)
Anglo American PLC (Metals & Mining)(s)+.........        33,800       1,531,359
AngloGold Ltd. (Metals & Mining)(s)..............        63,746       2,524,283
South African Breweries PLC (Food, Beverages &
  Tobacco)(s)+...................................       216,308       1,737,394
                                                                  -------------
                                                                      5,793,036
                                                                  -------------

SOUTH KOREA (0.5%)
Korea Telecom Corp. (ADR) (Telecommunication
  Services)(s)+..................................        47,719       1,518,061
                                                                  -------------
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

SPAIN (5.6%)
Acerinox SA (Metals & Mining)(s).................        46,500   $   1,337,076
Actividades de Construccion y Servicios SA
  (Construction & Housing)(s)....................        97,800       2,986,016
Iberdrola SA (Electric)(s).......................       524,900       7,541,083
Indra Sistemas SA (Electronics)(s)...............       116,364       1,103,561
Telefonica SA (Telecommunications)(s)............       108,194       5,201,667
                                                                  -------------
                                                                     18,169,403
                                                                  -------------

SWEDEN (0.8%)
ABB AB, A Shares (Machinery)(s)..................       205,300       2,801,724
                                                                  -------------

SWITZERLAND (7.7%)
Barry Callebaut AG (Food, Beverages &
  Tobacco)(s)....................................         3,200         476,788
Nestle SA (Food, Beverages & Tobacco)(s).........         2,330       4,198,055
Roche Holding AG (Pharmaceuticals)(s)............           467       4,953,453
Schweizerische Rueckversicherungs-Gesellschaft
  (Insurance)(s).................................         2,720       5,172,104
Swisscom AG (Telecommunication Services)(s)......        11,700       4,223,752
UBS AG (Banking)(s)..............................        16,575       4,808,678
Zurich Allied AG (Insurance)(s)..................         2,500       1,473,554
                                                                  -------------
                                                                     25,306,384
                                                                  -------------

UNITED KINGDOM (11.6%)
Allied Zurich PLC (Insurance)(s).................       221,200       2,819,656
Anglian Water PLC (Pollution Control)(s).........       136,100       1,506,978
Cable & Wireless Communications PLC
  (Telecommunications)(s)........................       293,100       3,607,015
Glaxo Wellcome PLC (Pharmaceuticals)(s)..........        71,100       1,994,925
Hays PLC (Commercial Services)(s)................        65,300         606,893
Lloyds TSB Group PLC (Banking)(s)................       133,600       1,783,291
National Power PLC (Electric)(s).................       176,000       1,374,859

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
UNITED KINGDOM (CONTINUED)
Norwich Union PLC (Insurance)(s).................       280,000   $   1,985,373
PIC International Group PLC (Food, Beverages &
  Tobacco)(s)+...................................     1,103,600       1,158,307
Railtrack Group PLC (Transportation)(s)..........       132,700       2,715,393
Royal & Sun Alliance Insurance Group PLC
  (Insurance)(s).................................       271,818       2,215,699
Schroders PLC (Banking)(s).......................       132,800       2,751,487
Select Appointments Holdings PLC (Business &
  Public Services)(s)............................       131,500       1,611,974
Shell Transport & Trading Co.
  (Oil-Services)(s)..............................       562,700       4,077,804
SmithKline Beecham PLC (Pharmaceuticals)(s)......       304,800       3,968,343
Tate & Lyle PLC (Food, Beverages & Tobacco)(s)...       227,300       1,493,324
Unilever PLC (Food, Beverages & Tobacco)(s)......       242,857       2,144,239
                                                                  -------------
                                                                     37,815,560
                                                                  -------------

VENEZUELA (0.4%)
Compania Anonima Nacional Telefonos de Venezuela
  (ADR) (Telecommunication Services)(s)..........        63,600       1,482,675
                                                                  -------------
  TOTAL COMMON STOCK (COST $265,417,425).........                   294,133,074
                                                                  -------------

PREFERRED STOCK (3.8%)
AUSTRALIA (1.7%)
News Corp. Ltd. (Broadcasting & Publishing)(s)...       751,000       5,741,056
                                                                  -------------
BRAZIL (1.1%)
Tele Norte Leste Participacoes SA (ADR)
  (Telecommunication Services)(s)+...............       219,721       3,597,931
                                                                  -------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

GERMANY (1.0%)
GEA AG (Manufacturing)(s)........................       105,900   $   2,513,577
ProSieben Media AG (Broadcasting &
  Publishing)(s).................................            95           4,068
Volkswagen AG (Automotive)(s)....................        17,500         622,139
                                                                  -------------
                                                                      3,139,784
                                                                  -------------

SOUTH KOREA (0.0%)
Samsung Electronics Co. Ltd. (GDR)(144A)
  (Electronics)(s)...............................           420          15,708
                                                                  -------------
  TOTAL PREFERRED STOCK (COST $10,742,137).......                    12,494,479
                                                                  -------------

RIGHTS (0.0%)
SOUTH KOREA (0.0%)
Samsung Electronics Co. Ltd. (Electronics) (COST
  $0)(s)+........................................            34             269
                                                                  -------------

                                                      PRINCIPAL
                                                      AMOUNT{::}
                                                   ----------------
CONVERTIBLE BONDS (2.5%)
JAPAN (0.3%)
Softbank Corp., 0.50% due 03/29/02 (Computer
  Software)......................................    JPY 77,000,000     1,083,430
                                                                      -----------

SINGAPORE (1.3%)
Finlayson Global, Zero Coupon due 02/19/04
  (Airlines)+....................................     EUR 3,060,000     4,303,424
                                                                      -----------

UNITED KINGDOM (0.9%)
Compass Group PLC, 5.75% due 10/05/07 (Food,
  Beverages & Tobacco)...........................     GBP 1,035,000     2,719,913
                                                                      -----------
  TOTAL CONVERTIBLE BONDS (COST $7,242,602)......                       8,106,767
                                                                      -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
SHORT-TERM INVESTMENTS (1.9%)
REPURCHASE AGREEMENT (1.8%)
State Street Bank and Trust, 4.00% due 06/01/99, dated
  05/28/99, proceeds $5,769,563, (collateralized by $5,700,000
  U.S. Treasury Note, 6.25% due 8/31/02, valued at
  5,885,250)......................................   $5,767,000   $5,767,000....
                                                                  -------------

U.S. TREASURY OBLIGATIONS (0.1%)
U.S. Treasury Bills, 4.51%(y) due 07/15/99(s)....     $ 540,000    $    537,116
                                                                  -------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $6,304,116)...................................                     6,304,116
                                                                  -------------
TOTAL INVESTMENTS (COST $289,706,280) (98.4%)..................
                                                                    321,038,705
OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)...................
                                                                      5,062,463
                                                                  -------------
NET ASSETS (100.0%)............................................   $ 326,101,168
                                                                  -------------
                                                                  -------------

------------------------------
Note: Based on the cost of investments of $290,323,687 for federal income tax purposes at May 31, 1999 the aggregate gross unrealized appreciation and depreciation was $44,360,929 and $13,645,911, respectively, resulting in net unrealized appreciation of $30,715,018.

+ - Non-income producing security.

F - Denominated in United States Dollar unless otherwise indicated.

(s) - Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $121,739,116 of the market value has been segregated.

(y) - Yield to maturity.

ADR - American Depository Receipt.

EUR - Euro.

GBP - British Pound.

GDR - Global Depository Receipt.

JPY - Japanese Yen.

Spon. ADR - Sponsored ADR.

Spon. GDR - Sponsored GDR.

144A - Securities restricted for resale to Qualified Institutional Buyers.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                    TOTAL INVESTMENT
                                                    -----------------
Banking...........................................        12.6%
Pharmaceuticals...................................         7.0%
Insurance.........................................         6.3%
Electronics.......................................         6.3%
Food, Beverages & Tobacco.........................         6.3%
Telecommunications................................         4.9%
Retail............................................         4.5%
Electric..........................................         4.3%
Chemicals.........................................         4.3%
Oil - Services....................................         3.9%
Broadcasting & Publishing.........................         3.7%
Utilities.........................................         3.7%
Telecommunication Services........................         3.4%
Metals & Mining...................................         3.2%
Automotive........................................         2.7%
Oil - Production..................................         2.6%
Financial Services................................         2.5%
Machinery.........................................         2.0%
Construction & Housing............................         2.0%
Real Estate.......................................         1.7%
Holding Companies.................................         1.4%
Transportation....................................         1.4%
Wholesale & International Trade...................         1.3%
Computer Systems..................................         1.2%
Forest Products & Paper...........................         1.2%
Building Materials................................         1.0%
Multi-Industry....................................         1.0%
Business & Public Services........................         0.9%
Manufacturing.....................................         0.8%
Railroads.........................................         0.7%
Pollution Control.................................         0.5%
Computer Software.................................         0.3%
Comsumer Services.................................         0.2%
Government Obligations............................         0.2%
                                                    -----------------
                                                         100.0%
                                                    -----------------
                                                    -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
MAY 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $289,706,280 )          $321,038,705
Cash                                                        466
Foreign Currency at Value (Cost $1,176,621)           1,163,597
Receivable for Investments Sold                          48,010
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                  2,875,240
Dividends Receivable                                  1,783,493
Foreign Tax Reclaim Receivable                          530,093
Interest Receivable                                      17,928
Deferred Organization Expenses                            7,682
Prepaid Administration Fee                                  890
Prepaid Expenses and Other Assets                         2,576
                                                   ------------
    Total Assets                                    327,468,680
                                                   ------------
LIABILITIES
Payable for Investments Purchased                       307,740
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                    489,572
Custody Fee Payable                                     182,634
Advisory Fee Payable                                    171,296
Foreign Tax Withholding Payable                         156,314
Administrative Services Fee Payable                       7,370
Variation Margin Payable                                  7,366
Organization Expenses Payable                             2,538
Accrued Trustees' Fees                                      422
Fund Services Fee Payable                                   301
Accrued Expenses                                         41,959
                                                   ------------
    Total Liabilities                                 1,367,512
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $326,101,168
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED MAY 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $624,082)                                                   $ 4,131,947
Interest Income (Net of Foreign Withholding Tax
  of $1,557)                                                         253,464
                                                                 -----------
    Investment Income                                              4,385,411
EXPENSES
Advisory Fee                                       $   995,001
Custodian Fees and Expenses                            315,758
Administrative Services Fee                             43,353
Professional Fees and Expenses                          26,218
Fund Services Fee                                        3,669
Administration Fee                                       2,136
Trustees' Fees and Expenses                              1,959
Amortization of Organization Expense                     1,396
Miscellaneous                                            5,085
                                                   -----------
    Total Expenses                                                 1,394,575
                                                                 -----------
NET INVESTMENT INCOME                                              2,990,836
NET REALIZED GAIN ON
  Investment Transactions                            4,648,544
  Futures                                            1,510,720
  Foreign Currency Contracts and Transactions        1,188,592
                                                   -----------
    Net Realized Gain                                              7,347,856
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments Transactions                          18,365,506
  Futures                                             (742,418)
  Foreign Currency Contracts and Translations        4,262,430
                                                   -----------
    Net Change in Unrealized Appreciation                         21,885,518
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $32,224,210
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                   MONTHS ENDED     FOR THE FISCAL
                                                   MAY 31, 1999       YEAR ENDED
                                                    (UNAUDITED)    NOVEMBER 30, 1998
                                                   -------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $   2,990,836   $      4,784,491
Net Realized Gain (Loss) on Investments, Futures
  and Foreign Currency Contracts and Transactions      7,347,856        (31,808,619)
Net Change in Unrealized Appreciation of
  Investments, Futures and Foreign Currency
  Contracts and Translations                          21,885,518         21,154,264
                                                   -------------   -----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                       32,224,210         (5,869,864)
                                                   -------------   -----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                        105,988,947        358,018,439
Withdrawals                                         (192,369,191)      (245,865,781)
                                                   -------------   -----------------
    Net Increase (Decrease) from Investors'
      Transactions                                   (86,380,244)       112,152,658
                                                   -------------   -----------------
    Total Increase (Decrease) in Net Assets          (54,156,034)       106,282,794
NET ASSETS
Beginning of Period                                  380,257,202        273,974,408
                                                   -------------   -----------------
End of Period                                      $ 326,101,168   $    380,257,202
                                                   -------------   -----------------
                                                   -------------   -----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                        FOR THE PERIOD
                                                   FOR THE SIX                         FEBRUARY 26, 1997
                                                   MONTHS ENDED    FOR THE FISCAL      (COMMENCEMENT OF
                                                   MAY 31, 1999      YEAR ENDED       OPERATIONS) THROUGH
                                                   (UNAUDITED)    NOVEMBER 30, 1998    NOVEMBER 30, 1997
                                                   ------------   -----------------   -------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                            0.84%(a)             0.85%                0.89%(a)
  Net Investment Income                                   1.80%(a)             1.07%                1.26%(a)
  Expenses without Reimbursement                          0.84%(a)             0.85%                0.92%(a)
Portfolio Turnover                                          35%(b)              143%                  72%

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
MAY 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The International Opportunities Portfolio (the "portfolio") is one of eight subtrusts (portfolios) comprising The Series Portfolio (the "series portfolio"). The series portfolio is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The portfolio's investment objective is to provide a high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets. The portfolio commenced operations on February 26, 1997. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions which could cause the securities and their markets to be less liquid and prices more volatile than those comparable to the United States. The ability of the issuers of debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

      The portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio incurred organization expenses in the amount of $14,000. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan") has paid the organization expenses of the portfolio. The portfolio has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the portfolio.

   e) Expenses incurred by the series portfolio with respect to any two or more portfolios in the series portfolio are allocated in proportion to the net assets of each portfolio in the series portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   f) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations.

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

   g) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   h) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign witholding taxes imposed by countries in which it invests.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan and wholly-owned subsidiary of J.P. Morgan. Under the terms of the agreement, the portfolio pays JPMIM at an annual rate of 0.60% of the portfolio's average daily net assets. For the six months ended May 31, 1999, such fees amounted to $995,001.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended May 31, 1999, the fee for these services amounted to $2,136.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------
      average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds, the J.P. Morgan Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the portfolio, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended May 31, 1999, the fee for these services amounted to $43,353.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 1.00% of the average daily net assets of the portfolio until further notification. For the six months ended May 31, 1999, there was no reimbursement to the fund.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $3,669 for the six months ended May 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $800.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended May 31, 1999 were as follows:

COST OF               PROCEEDS
   PURCHASES         FROM SALES
-----------------   ------------
$112,183,897......  $183,808,270

Open futures contracts at May 31, 1999 are summarized as follows:

                                                                    NET UNREALIZED
                                                                    APPRECIATION/    PRINCIPAL AMOUNT
                                                   CONTRACTS LONG   (DEPRECIATION)     OF CONTRACTS
                                                   --------------   --------------   ----------------
FTSE 100 Index, expiring June 1999...............             33    $    (199,497)   $     3,498,817
                                                   --------------   --------------   ----------------
                                                   --------------   --------------   ----------------

THE INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

At May 31, 1999, the portfolio had open forward currency contracts as follows:

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                    VALUE        5/31/99     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
Australian Dollar 3,500,000, expiring
 7/15/99.........................................  $ 2,237,795   $ 2,288,736   $      50,941
British Pound 2,030,000 for EUR 3,047,590,
 expiring 7/15/99................................    3,196,841     3,251,605          54,764
British Pound 11,487,035, expiring 7/15/99.......   21,816,785    21,651,263        (165,522)
Canadian Dollar 14,241,639, expiring
 7/15/99.........................................    9,558,147     9,678,780         120,633
Euro 7,245,769, expiring 7/15/99.................    7,720,718     7,600,619        (120,099)
Singapore Dollar 1,750,329, expiring
 7/15/99.........................................    1,026,586     1,018,844          (7,742)
Swedish Krone 42,281,227, expiring 7/15/99.......    5,081,877     4,944,173        (137,704)

                                                   SETTLEMENT
SALES CONTRACTS                                       VALUE
-------------------------------------------------  -----------
Australian Dollar 3,426,344, expiring 7/15/99....  $ 2,182,067   $ 2,240,571   $     (58,504)
British Pound 1,500,000, expiring 7/15/99........    2,421,780     2,402,664          19,116
Danish Krone 18,251,361, expiring 7/15/99........    2,669,108     2,575,056          94,052
Euro 49,966,836, expiring 7/15/99................   54,303,090    52,413,883       1,889,207
Japanese Yen 3,115,551,479, expiring 7/15/99 ....   26,216,422    25,955,754         260,668
Norwegian Krone 21,032,974, expiring 7/15/99.....    2,706,947     2,661,009          45,938
South African Rand 30,847,595, expiring
 7/15/99.........................................    4,899,553     4,883,960          15,593
Swedish Krone 20,956,491, expiring 7/15/99.......    2,536,184     2,450,556          85,628
Swiss Franc 11,698,507 expiring 7/15/99..........    7,958,167     7,719,468         238,699
                                                                               --------------
NET UNREALIZED APPRECIATION OF FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                              $   2,385,668
                                                                               --------------
                                                                               --------------

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

                                  J.P. MORGAN
                                 INSTITUTIONAL
                                 INTERNATIONAL
                               OPPORTUNITIES FUND

J.P. MORGAN INSTITUTIONAL FUNDS

     FEDERAL MONEY MARKET FUND

     PRIME MONEY MARKET FUND

     TREASURY MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     TAX AWARE ENHANCED INCOME FUND:

        INSTITUTIONAL SHARES

     SHORT TERM BOND FUND

     BOND FUND

     TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

     NEW YORK TAX EXEMPT BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     TAX AWARE DISCIPLINED EQUITY FUND:

        INSTITUTIONAL SHARES

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     EMERGING MARKETS EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     SMARTINDEX-TM- FUND: INSTITUTIONAL SHARES

SEMIANNUAL REPORT
MAY 31, 1999

FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800)766-7722.
IM0472-1